Exhibit T3A.2.102

[LOGO]	ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 664-5708 Website: www.nvsos.gov
Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20130703608-30
Filing Date and Time 10/29/2013 8:00 AM
Entity Number C29114-2001
Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Envision pharmaceutical Services, Inc. Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type*

and,

Envision pharmaceuticals Services, LLC
Name of resulting entity

Nevada	Limited Liability Company
Jurisdiction	Entity type*

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☒	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records-office required by NRS 80.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A. Conversion, Page 1 Revised: 8-01-11

[LOGO]	ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 664-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures must be signed by:

1.	If constituent entity is a Nevada entity: an officer of each Nevada corporation: all general partners of each Nevada limited partnership or limited liability partnership: a manager of each Nevada limited liability company with managers or one member if there are no managers a trustee of each Nevada business trust: a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87)

2.	If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing.

Envision pharmaceuticals Services, Inc.
Name of constituent entity

X /s/ Kinberly S. Kirkbride	Treasurer	10/28/2013
Signature	Title	Date

* Pursuant to NRS 92A. 205(4) If the conversion takes effect on later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name ant the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A. Conversion, Page 2 Revised: 8-31-11

[LOGO]	ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 664-5708 Website: www.nvsos.gov
Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20130703609-41
Filing Date and Time 10/29/2013 8:00 AM
Entity Number C29114-2001
Articles of Organization Limited-Liability Company (PURSUANT TO NRS CHAPTER-86

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FO OFFICE USE ONLY

1. Name of Limited- Liability Company; (must contain approved limited-lability company wording: see Instructions)	Envision Pharmaceutical Services, LLC	Check box if a Series Limited- Liability Company ☐	Check box if a Restricted Limited- Liability Company ☐
2. Registered	☒ Commercial Registered Agent: The Corporation Trust Company of Nevada
Agent for Service	Name
of Process: (check	☐ Noncommercial Registered Agent	OR	☐ Office of Position with Entity
only one box)	(name and address below)		(name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position, with Entity.

South Division Street	Carson City
Street Address	City	Nevada:	80703
			Zip Code
		Nevada
Mailing Address (if different from street address)	City		Zip Code
3. Dissolution Date: (optional)	Latest date upon which the company is to dissolve (If existence is not perpetual);
4. Management: (required):	Company shall be managed by:	☐ Manager(s)	OR	☒ Member(s)
(check only one box)
5. Name and	1) Envision Pharmaceutical Holdings LLC
Address of each	Name
Manager or	2181 B. Aurora Road	Twinsburg	OH :	44087
Managing Member	Street Address	City	State	Zip Code
(attach addental page if	2)
more than 3)	Name
Street Address	City	State	Zip Code
3)
Name
Street Address	City	State	Zip Code
6. Effective Date and Time: (optional)	Effective Date:	Effective Time:
7. Name, Address signature	Kinberly S. Kirkbride	X /s/ Kimberly S. Kirkbride
and of Organizer (attach	Name	Organizer Signature
additional page more	2181 B. Aurora Road	Twinsburg	OH :	44087
than 1 organizer)	Address	City	State	Zip Code
8. Certificate of Acceptance	I hereby accept appointment as Registered Agent for the above named Entity.
of Appointment of	/s/ Renee Cruz	Renee Cruz, Asst. Secretary	10-29-13
Registered Agent:	Authorized Signature, of Registered Agent or On Behalf of Registered Agent Entity		Date:

This form must be accompanied by appropriate fees.	Nevada Secretary of State Revised: 8-31-11

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE
BUSINESS LICENSE APPLICATION OF:	ENTITY NUMBER
ENVISION PHARMACEUTICAL SERVICES, LLC	C29114-2001

NAME OF LIMITED-LIABILITY COMPANY
FOR THE FILING PERIOD OF	OCT, 2014	TO	OCT, 2015

USE BLACK INK ONLY – DO NOT HIGHLIGHT

** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

Filed in the office of /s /Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20130703609-41
Filing Date and Time 10/29/2014 2:40 AM
Entity Number C29114-2001
(This document was filed electronically.) ABOVE SPACE IS FOR OFFICE USE ONLY

☐	Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1.	Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional managers or managing members, attach a list of them to this form.

3.	Return completed form with the fee of $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

4.	State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.

5.	Make your check payable to the Secretary of State.

6.	Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

7.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8.	Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due: (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE $125.00	LATE PENALTY $75.00 (if filing late)	BUSINESS LICENSE FEE: $200.00	LATE PENALTY $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW
NRS 76.020 Exemption Codes
☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:	001 - Governmental Entity 005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.
NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME
ENVISION PHARMACEUTICAL HOLDINGS LLC	MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE
2181 E AURORA ROAD, USA	TWINSBURG	OH	44087

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filling in the Office of the Secretary or State.

		Title	Date
X	EUGENE P SAMUELS	GENERAL COUNSEL	10/29/2014 2:40:19 PM

Signature of Manager, Managing Member or Other Authorized Signature

Nevada Secretary of State List ManorMem
Revised 8-8-13

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE
BUSINESS LICENSE APPLICATION OF:	ENTITY NUMBER
ENVISION PHARMACEUTICAL SERVICES, LLC	C29114-2001

NAME OF LIMITED-LIABILITY COMPANY
FOR THE FILING PERIOD OF	OCT, 2015	TO	OCT, 2016

USE BLACK INK ONLY – DO NOT HIGHLIGHT

** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

Filed in the office of /s/ Barbara K. Cegavske Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20150465064-33
Filing Date and Time 10/22/2015 8:59 AM
Entity Number C29114-2001
(This document was filed electronically.) ABOVE SPACE IS FOR OFFICE USE ONLY

☐	Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1.	Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional managers or managing members, attach a list of them to this form.

3.	Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

4.	State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.

5.	Make your check payable to the Secretary of State.

6.	Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

7.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8.	Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due: (Postmark date is not accepted as receipt date:) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE $150.00	LATE PENALTY $75.00 (if filing late)	BUSINESS LICENSE FEE: $200.00	LATE PENALTY $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW
NRS 76.020 Exemption Codes
☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:	001 - Governmental Entity 005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.
NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME
ENVISION PHARMACEUTICAL HOLDINGS LLC	MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE
2181 E AURORA ROAD, USA	TWINSBURG	OH	44087

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filling in the Office of the Secretary or State.

		Title	Date
X	MICHAEL. P DEMINICO	VICE PRESIDENT	10/22/2015 8:59:36 AM

Signature of Manager, Managing Member or Other Authorized Signature

Nevada Secretary of State List ManorMem
Revised 7-1-15

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE
BUSINESS LICENSE APPLICATION OF:	ENTITY NUMBER
ENVISION PHARMACEUTICAL SERVICES, LLC	C29114-2001

NAME OF LIMITED-LIABILITY COMPANY
FOR THE FILING PERIOD OF	OCT, 2016	TO	OCT, 2017

USE BLACK INK ONLY – DO NOT HIGHLIGHT

** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

Filed in the office of /s/ Barbara K. Cegavske Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20160468301-91
Filing Date and Time 10/25/2016 11:05 AM
Entity Number C29114-2001
(This document was filed electronically.) ABOVE SPACE IS FOR OFFICE USE ONLY

☐	Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1.	Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional managers or managing members, attach a list of them to this form.

3.	Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

4.	State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.

5.	Make your check payable to the Secretary of State.

6.	Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

7.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8.	Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due: (Postmark date is not accepted as receipt date:) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE $150.00	LATE PENALTY $75.00 (if filing late)	BUSINESS LICENSE FEE: $200.00	LATE PENALTY $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW
NRS 76.020 Exemption Codes
☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:	001 - Governmental Entity 005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.
NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME
ENVISION PHARMACEUTICAL HOLDINGS LLC	MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE
2181 E AURORA ROAD, USA	TWINSBURG	OH	44087

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filling in the Office of the Secretary or State.

		Title	Date
X	ROBERT B WEINBERG	GENERAL COUNSEL AND SECRETARY	10/25/2016 11:05:23 AM

Signature of Manager, Managing Member or Other Authorized Signature

Nevada Secretary of State List ManorMem
Revised 7-1-15

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE
BUSINESS LICENSE APPLICATION OF:	ENTITY NUMBER
ENVISION PHARMACEUTICAL SERVICES, LLC	C29114-2001

NAME OF LIMITED-LIABILITY COMPANY
FOR THE FILING PERIOD OF	OCT, 2017	TO	OCT, 2018

USE BLACK INK ONLY – DO NOT HIGHLIGHT

** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

Filed in the office of /s/ Barbara K. Cegavske Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20170376500-71
Filing Date and Time 09/01/2017 9:55 AM
Entity Number C29114-2001
(This document was filed electronically.) ABOVE SPACE IS FOR OFFICE USE ONLY

☐	Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1.	Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional managers or managing members, attach a list of them to this form.

3.	Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

4.	State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.

5.	Make your check payable to the Secretary of State.

6.	Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

7.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8.	Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due: (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE $150.00	LATE PENALTY $75.00 (if filing late)	BUSINESS LICENSE FEE: $200.00	LATE PENALTY $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW
NRS 76.020 Exemption Codes
☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:	001 - Governmental Entity 006 - NRS 680B.020 Insurance Co.

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME
ENVISION PHARMACEUTICAL HOLDINGS LLC	MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE
2181 E AURORA ROAD	TWINSBURG	OH	44087

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary or State.

		Title	Date
X	ROBERT B WEINBERG	SECRETARY	9/1/2017 9:55:09 AM

Signature of Manager, Managing Member or Other Authorized Signature

Nevada Secretary of State List ManorMem
Revised: 7-1-17

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE
BUSINESS LICENSE APPLICATION OF:	ENTITY NUMBER
ENVISION PHARMACEUTICAL SERVICES, LLC	C29114-2001

NAME OF LIMITED-LIABILITY COMPANY
FOR THE FILING PERIOD OF	OCT, 2018	TO	OCT, 2019

USE BLACK INK ONLY – DO NOT HIGHLIGHT

** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

Filed in the office of /s/ Barbara K. Cegavske Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20180457985-69
Filing Date and Time 10/22/2018 9:46 AM
Entity Number C29114-2001
(This document was filed electronically.) ABOVE SPACE IS FOR OFFICE USE ONLY

☐	Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1.	Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2.	If there are additional managers or managing members, attach a list of them to this form.

3.	Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

4.	State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.

5.	Make your check payable to the Secretary of State.

6.	Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

7.	Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8.	Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due: (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE $150.00	LATE PENALTY $75.00 (if filing late)	BUSINESS LICENSE FEE: $200.00	LATE PENALTY $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW
NRS 76.020 Exemption Codes
☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:	001 - Governmental Entity 006 - NRS 680B.020 Insurance Co.

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME
ENVISION PHARMACEUTICAL HOLDINGS LLC	MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE
2181 E AURORA ROAD	TWINSBURG	OH	44087

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS	CITY	STATE	ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary or State.

		Title	Date
X	JENNIFER M ASEWICZ	REGULATORY AFFAIRS ADMINISTRATOR	10/22/2018 9:46:45 AM

Signature of Manager, Managing Member or Other Authorized Signature

Nevada Secretary of State List ManorMem
Revised: 7-1-17

[LOGO]

CERTIFICATE OF EXISTENCE

(INCLUDING AMENDMENTS)

I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify, that the following is a list of all organizational documents on file in this office for

ENVISION PHARMACEUTICAL SERVICES, LLC

Articles of Incorporation for ENVISION PHARMACEUTICAL SERVICES, INC. filed October 31, 2001.

Articles of Conversion and Articles of Organization filed, converting ENVISION PHARMACEUTICAL SERVICES, INC., a Nevada corporation, (the constituent entity) into ENVISION PHARMACEUTICAL SERVICES, LLC, (the resulting entity) filed October 29, 2013.

[LOGO]

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, ENVISION PHARMACEUTICAL SERVICES, LLC, as a limited liability company duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since October 31, 2001, and is in good standing in this state.

[LOGO] Certified By: Heather Christensen Certificate Number: C20181126-1493	IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 26, 2018.

/s/ Barbara K. Cegavske
Barbara K. Cegavske
Secretary of State

FRANCISCO V. AGUILAR Secretary of State DEPUTY BAKKEDAHL Deputy Secretary for Commercial Recordings	STATE OF NEVADA [LOGO] OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division

401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

02/20/2024

Work Order Item Number:	W2024022000804-3474043

Filing Number:	20243830588

Filing Type:	Amended and Restated Articles

Filing Date/Time:	2/16/2024 4:31:00 PM

Filing Page(s):	2

Indexed Entity Information:

Entity ID: C29114-2001	Entity Name: Ex Solutions of NV, LLC

Entity Status: Active	Expiration Date: None

Commercial Registered Agent

C T CORPORATION SYSTEM*

701 S CARSON ST STE 200, Carson City, NV 89701, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

/s/ FRANCISCO V. AGUILAR
FRANCISCO V. AGUILAR
Secretary of State

Commercial Recording Division
401 N. Carson Street

Filed in the Office of /s/ Francisco V. Aguilar Secretary of State State Of Nevada	Business Number C29114-2001
Filing Number 20243830588
Filed On C29114-2001
Number of Pages 2

[LOGO]	FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nysos.gov

Limited-Liability Company:
Certificate of Amendment (PURSUANT TO NRS 86.216, 86.221 and 86.543)
Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 86.221)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State:
Elixir Rx Solutions of Nevada, LLC

Entity or Nevada Business Identification Number (NVID):	NV20011467759

2. Restated or Amended and Restated Articles (Select one): (If restating or amending and restating, complete section 1,2 3, 5 and 6.)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Articles have been Restated

☐ Articles have been Amended and Restated

* Restated or Amended and Restated articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1, 3, 5 and 6.)

☐    Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company Before Issuance of Member’s Interest (Pursuant to NRS 86.216)

The signers thereof are at least two-thirds of the organizers or the managers of the limited-liability company

As of the date of the certificate, no member’s interest in the limited-liability company has been issued.

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

The limited-liability company is managed by Managers or Members

The Certificate of amendment must be signed by a manager of the company or, if management is not vested in a manager, by a member.

Amendment to Application for Registration of a Foreign Limited-Liability Company (Pursuant to NRS Chapter 86)
Name of Foreign Limited-Liability Company if different than registered to transact business in Nevada:

If amendment is to change the name, the change taking effect: (select all that apply)
☒ The name under which Limited-Liability Company transacts business in this State
☒ Foreign Limited-Liability Company name from home jurisdiction

This form must be accompanied by appropriate fees.

Revised 8/1/2023

[LOGO]	FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nysos.gov

Limited-Liability Company:
Certificate of Amendment (PURSUANT TO NRS 86.216, 86.221 and 86.543)
Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 86.221)

4. Effective date and	Date:	Time:
time: (Optional)	(must not be later than 90 days after the certificate is fled)
5. Information being changed:

Changes to takes the following effect:

☒ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☐    The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Name shall be amended to Ex Solutions of NV, LLC

(attach additional page(s) if necessary)

6. Signature:
(Required)	X	/s/ Susan G. Lowell	Vice President Tax & Accounting
		Signature of Manager, Member or Authorized	Title
Signer

X
		Signature of Manager, Member or Authorized	Title
Signer

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Revised: 8/1/2023